SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (“Agreement”) is made and entered into as of February __, 2007, between Celsia Technologies, Inc., a Nevada corporation, (the “Company”), and the purchaser set forth on the signature page hereto (“Purchaser”). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the form of Secured Convertible Promissory Note attached hereto as Exhibit A.

WHEREAS, the Company desires to sell and issue Secured Convertible Promissory Notes in the aggregate principal amount of not less than Two Hundred Fifty Thousand Dollars ($250,000) and not more than One Million Dollars ($1,000,000) substantially in the form attached hereto as Exhibit A (individually, a “Convertible Note,” and collectively, the “Convertible Notes”), on the terms and conditions set forth herein;

WHEREAS, the Convertible Notes will be sold in multiple closings to purchasers (collectively with the Purchaser hereunder, the “Purchasers”) entering into Securities Purchase Agreements with the Company in substantially the form of this Agreement (collectively with this Agreement, the “Purchase Agreements”).

WHEREAS, the Convertible Notes will be convertible into securities of the Company issuable in connection with a Qualified Debenture Financing (as such term is defined in the Convertible Note).

NOW, THEREFORE, in consideration of the foregoing premises and the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE OF CONVERTIBLE NOTES

Section 1.1  Issuance of Convertible Notes. Upon the following terms and conditions, the Company shall issue and sell to the Purchaser under this Agreement, and the Purchaser shall purchase from the Company, a Convertible Note in the principal amount set forth on the signature page hereto.

Section 1.2  Purchase Price. The purchase price for the Convertible Note to be acquired by the Purchaser shall equal the principal amount of such Convertible Note, and is referred to herein as the “Purchase Price.” The total aggregate purchase price for all Convertible Notes sold to all Purchasers shall be not less than Two Hundred Fifty Thousand Dollars ($250,000) and not more than One Million Dollars ($1,000,000).

Section 1.3  The Closing.

(a)  Timing. The purchase and sale of the Convertible Notes subject to this Agreement shall take place no later than February 20, 2007, or on such other date as the Purchaser and the Company may agree upon (the “Closing Date”).

(b)  Form of Payment and Closing. At the Closing, the Company shall deliver the Convertible Note purchased hereunder to the Purchaser, registered in the name of the Purchaser, and Purchaser shall deliver the Purchase Price for the Convertible Note by wire transfer hereunder to an account designated in writing by the Company. In addition, each party shall deliver all documents, instruments and writings required to be delivered by such party pursuant to this Agreement (collectively, the “Closing Documents”) at or prior to the Closing. Upon delivery and execution of the Closing Documents, the Convertible Notes will be fully owned and paid for by the Purchaser as of the Closing Date.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1  Representations and Warranties of the Company. The Company hereby makes the representations and warranties set forth below to the Purchaser as of the date hereof and the Closing Date.

(a)  Corporate Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada, and has all requisite corporate power and authority to own and lease its properties, to carry on its business as currently conducted, to execute and deliver this Agreement and to carry out the transactions contemplated by this Agreement. The Company is duly licensed or qualified to do business as a foreign corporation in each jurisdiction in which the conduct of its business or ownership or leasing of is properties requires it to be so qualified, except where the failure to be so qualified would not have a material adverse effect on the business, assets, financial condition or results of operations of the Company or its subsidiaries taken as a whole (a “Material Adverse Effect”).

(b)  Capital Stock. Other than certain grants and awards issued pursuant to the Company’s stock incentive plan subsequent to September 30, 2006, the authorized, issued and outstanding capital stock of the Company prior to the consummation of the transactions contemplated hereby is as set forth in the filings of the Company pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the Securities Act of 1933, as amended (the “1933 Act”) filed no later than five (5) days prior to the Closing (the “SEC filings”).

(c)  Options. Except as disclosed in the SEC filings or Supplemental Information (as defined in Section 2.2(b)), and other than the Convertible Notes and certain grants and awards issued pursuant to the Company’s stock incentive plan subsequent to September 30, 2006, there are not, nor shall there be immediately prior to the Closing, any outstanding warrants, options, agreements, convertible or exchangeable securities, preemptive rights to subscribe for or other commitments pursuant to which the Company or any of its Subsidiaries is, or may become, obligated to issue any shares of its capital stock or other securities of the Company and this Agreement.

(d)  Financial Statements. The historical financial statements included in the SEC filings are: (i) in accordance with all books, records and accounts of the Company; (ii) are true, correct and complete in all material respects; and (iii) have been prepared in accordance with generally accepted accounting principles.

(e)  Title to Assets. Except as disclosed in the SEC filings or Supplemental Information, each of the Company and its subsidiaries has good and marketable title to their respective properties and assets, free and clear of all liens, charges, encumbrances or restrictions (“Liens”), except Liens for the payment of current taxes which are not yet delinquent, Liens which arise in the ordinary course of business and Liens which will not result in a Material Adverse Effect. To the Company’s knowledge, all of the leases and subleases under which the Company or any subsidiary is the lessor or sublessor of properties or assets or under which the Company or any subsidiary holds properties or assets as lessee or sublessee are in full force and effect, and to the Company’s knowledge, neither the Company (nor any subsidiary) is in default in any material respect with respect to any of the terms or provisions of any of such leases or subleases, and to the Company’s knowledge, no material claim has been asserted by anyone adverse to rights of the Company or any subsidiary as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above, or affecting or questioning the right of the Company or any subsidiary to continued possession of the leased or subleased premises or assets under any such lease or sublease in each case other than any non-effectiveness, default or claim which could not be reasonably expected to cause a Material Adverse Effect. The Company and each subsidiary owns or leases all such properties as are necessary to their respective operations as now conducted.

(f)  Legal Matters. Except as set forth in the SEC filings or Supplemental Information, there is no action, suit, investigation, inquiry or similar governmental proceeding, claim or proceeding at law or in equity by or before any arbitrator, governmental instrumentality or other agency now pending or, to the knowledge of any of the Company or its subsidiaries, threatened against the Company or any subsidiary or, to the knowledge of the Company, any officer or director of the Company or any subsidiary (or basis therefor known to the Company or any subsidiary), the adverse outcome of which would have a Material Adverse Effect or that seeks to prevent, enjoin, alter or delay the transactions contemplated hereby. Neither the Company nor any subsidiary is subject to any judgment, order, writ, injunction or decree of any federal, state, municipal or other governmental instrumentality, commission, board, bureau, agency or instrumentality, domestic or foreign or self-regulatory organization that seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement.

(g)  Contracts. Except for the agreements described in Section 2.1(g) of Schedule A hereto, to the Company’s knowledge, neither the Company nor any of the subsidiaries is in breach of, or in default under, any material term or provision of any indenture, mortgage, deed of trust, lease, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, other than any default or breach which could not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of the subsidiaries is in violation of (i) any provision of its charter or Bylaws or (ii) any franchise, license, permit, judgment, decree or order, or any statute, rule or regulation that, in the case of this clause (ii), would, individually or in the aggregate, have a Material Adverse Effect.

(h)  Taxes. Each of the Company and its subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect. The Company and each subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them are obligated to withhold from amounts owing to any employee, creditor or third party. The Company and each subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company and its subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes.

(i)  Noncompliance; Licenses and Permits. Neither the Company nor any subsidiary has received notice of any violation of or noncompliance with any federal, state, local or foreign, laws, ordinances, regulations, and orders applicable to its business, which has not been cured, the violation of, or noncompliance with, which would have a Material Adverse Effect. To the knowledge of the Company, none of the Company or any of its directors, officers, agents or employees (in their capacities as such) has violated any provision of the Foreign Corrupt Practices Act of 1977, as amended. To the knowledge of the Company, the Company and each subsidiary has all licenses required by every federal, state and local government or regulatory body for the operation of its business as currently conducted and the use of its properties, except where the failure to be so licensed would not have a Material Adverse Effect. To the knowledge of the Company, all material licenses held by the Company are in full force and effect and no violations are or have been recorded in respect of any license and no proceeding is pending or threatened to revoke, modify or limit any thereof.

(j)  Authorization; Enforcement. To the extent required, each of the Closing Documents (as defined herein) have been duly executed and delivered by the Company and the execution, delivery and performance by the Company of the Closing Documents, and the issuance of the securities pursuant to the terms of this Agreement, have been duly authorized by the Company’s board of directors and no further consent or authorization of its board of directors or its stockholders is required by the Company and constitute the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally.

(k)  Consents and Approvals. Except as set forth in the SEC filings or Supplemental Information, and except for any state and federal securities filings, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, or notice to, any court, federal, state or local governmental authority or regulatory or self regulatory agency or authority or other person on the part of the Company or any Subsidiary is required in connection with the issuance of the securities or the consummation of the other transactions contemplated by this Agreement.

(l)  Bankruptcy. Neither the Company nor any subsidiary has taken any steps to seek protection pursuant to any bankruptcy or reorganization law, nor does the Company nor any subsidiary have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy or reorganization proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.

(m)  Labor Relations. Except as set forth in Section 2.1(m) of Schedule A hereto, no material labor dispute exists or, to the knowledge of the Company, is threatened with respect to any of the employees of the Company or its subsidiaries.

(n)  Brokers. Other than as described in Section 2.1(n) of Schedule A hereto, the Company has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby.

Section 2.2  Representations and Warranties of the Purchasers. Each Purchaser hereby makes the following representations and warranties to the Company as of the date hereof and the Closing Date:

(a)  Accredited Investor Status; Sophisticated Purchaser. The Purchaser is an “accredited investor” as that term is defined in Rule 501 (a) of Regulation D under the 1933 Act. The Purchaser and each of the members, stockholders or unitholders of the Purchaser (collectively, the “Members”) has such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of the purchase of the Convertible Note. The Purchaser is not registered as a broker or dealer under Section 15 (a) of the 1934 Act, affiliated with any broker or dealer registered under Section 15(a) of the 1934 Act, or a member of the National Association of Securities Dealers, Inc.

(b)  Information. The Purchaser, the Members and their respective advisors, if any, have been furnished with certain material relating to the business, finances and operations of the Company and the offer and sale of the Convertible Note (the “Supplemental Information”). The Purchaser, the Members and their respective advisors have reviewed the contents of the Supplemental Information and SEC Filings, including, without limitation, the risk factors described therein. The Purchaser, the Members and their respective advisors, if any, have been afforded the opportunity to ask questions of the Company. In determining whether to enter into this Agreement and purchase the Convertible Note, the Purchaser and the Members have relied solely on the representations and warranties relating to the Company contained in this Agreement and the Convertible Note. The Members and the Purchaser understand that the Purchaser’s purchase of the Convertible Note involves a high degree of risk. The Purchaser and the Members have sought such accounting, legal and tax advice as they have considered necessary to make an informed investment decision with respect to the Purchaser’s acquisition of the Convertible Note.

(c)  No Governmental Review. The Purchaser understands that no federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Convertible Note or the fairness or suitability of the investment in the Convertible Note nor have such authorities passed upon or endorsed the merits thereof.

(d)  Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Purchaser and is a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies. The Purchaser has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and each other agreement entered into by the parties hereto in connection with the transactions contemplated by this Agreement.

(e)  No Conflicts. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by the Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the articles of organization, limited liability company or operating agreement, by-laws or other documents of organization of the Purchaser, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Purchaser is bound, or (iii) result in a violation of any law, rule, regulation or decree applicable to the Purchaser.

(f)  Investment Representation. The Purchaser is purchasing the Convertible Note for its own account and not with a view to distribution in violation of any securities laws. The Purchaser has been advised and understands that the Convertible Note has been registered under the 1933 Act or under the “blue sky” laws of any jurisdiction and may be resold only if registered pursuant to the provisions of the 1933 Act and “blue sky” laws, or if an exemption from registration is available. The Purchaser has been advised and understands that the Company, in issuing the Convertible Note, is relying upon, among other things, the representations and warranties of the Purchaser contained in this Section 2.2 in concluding that such issuance is a “private offering” and is exempt from the registration provisions of the 1933 Act.

(g)  Rule 144. The Purchaser understands that there is no public trading market for the Convertible Notes, that none is expected to develop, and that the Convertible Notes must be held indefinitely unless and until such Convertible Notes are registered under the 1933 Act or an exemption from registration is available. The Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the 1933 Act.

(h)  Brokers. Other than as described in Section 2.1(n) of Schedule A hereto, the Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finder’s fees or similar payments by the Company or the Purchaser relating to this Agreement or the transactions contemplated hereby.

(i)  Reliance by the Company. The Purchaser understands that the Convertible Notes are being offered and sold in reliance on a transactional exemption from the registration requirements of Federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Convertible Note.

(j)  Purchaser Actions. The Purchaser represents that it will not take any affirmative action to cause an event of default under the Convertible Note other than through the exercise of rights granted to the Purchaser pursuant to the terms of this Agreement, the Convertible Note, the Security Agreement (as defined herein) or the Stock Transfer Agreement (as defined herein).

ARTICLE III
COVENANTS

Section 3.1  Securities Compliance. The Company shall take all necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Convertible Notes hereunder including, if required, the filing of a Form D with the U.S. Securities and Exchange Commission; provided, however, that the Company shall not be required in connection therewith to register such Convertible Notes with any federal or state agency or to register or qualify as a foreign corporation in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits or taxation, in each case, in any jurisdiction where it is not now so subject.

Section 3.2  Supplemental Information. To the extent any Supplemental Information constitutes material non-public information regarding the Company, the Company shall take such action as necessary for such information to cease to constitute material non-public information regarding the Company no later than four (4) months following the Closing (including, without limitation, the public disclosure of such information).

Section 3.3  Reasonable Best Efforts. The parties shall use their reasonable best efforts to satisfy timely each of the conditions described in Article IV of this Agreement.

Section 3.4  Material Changes. On or before the Closing Date, the Company shall forthwith notify the Purchaser of any material change affecting any of its representations, warranties, undertakings and indemnity at any time prior to payment being made to the Company on the Closing Date.

ARTICLE IV
CONDITIONS TO CLOSINGS

Section 4.1  Conditions Precedent to the Obligations of the Company. The obligation hereunder of the Company to issue and/or sell the Convertible Note to the Purchaser at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(a)  Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser will be true and correct as of the date when made and as of the Closing Date, as though made at that time.

(b)  Performance by the Purchaser. The Purchaser shall have performed all agreements and satisfied all conditions required to be performed or satisfied by the Purchaser at or prior to the Closing, including full payment of the Purchase Price to the Company as provided herein.

(c)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Convertible Notes.

Section 4.2  Conditions Precedent to the Obligation of the Purchaser. The obligation hereunder of the Purchaser to acquire and pay for the Convertible Note at the Closing is subject to the satisfaction, at or before the Closing, of each of the applicable conditions set forth below. These conditions are for the Purchaser’s benefit and may be waived by the Purchaser at any time in its sole discretion.

(a)  Accuracy of the Company’s Representations and Warranties. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties as of an earlier date, which shall be true and correct in all material respects as of such date).

(b)  No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement or the Convertible Notes.

(c)  Security Agreement. A Security Agreement in substantially the form attached hereto as Exhibit B dated as of February 20, 2007 (the “Security Agreement”) shall have been executed and delivered by the Company.

(d)  Stock Transfer Agreement. A Stock Transfer Agreement in substantially the form attached hereto as Exhibit C dated as of February 20, 2007 (the “Stock Transfer Agreement”) shall have been executed and delivered by the Chief Executive Officer and Chief Operating Officer of the Company.

(e)  Convertible Note. The Convertible Note, in the principal amount of the Purchase Price paid by the Purchaser, shall have been executed and delivered by the Company.

(f)  Legal Opinion. The Purchaser shall have received the opinion of legal counsel to the Company in the form attached hereto as Exhibit D (the “Legal Opinion”) or, in the event the Legal Opinion shall have been previously delivered in connection with an earlier sale of a Convertible Note pursuant to a Purchase Agreement, a letter indicating that the Purchaser may rely on such previously issued Legal Opinion.

ARTICLE V
GOVERNING LAW; MISCELLANEOUS

Section 5.1  Governing Law. ALL ISSUES AND QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS CONVERTIBLE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW RULES OR PROVISIONS (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK- EACH PARTY HERETO IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY.

Section 5.2  Submission to Jurisdiction. Any legal action or proceeding with respect to this Agreement shall be brought exclusively in the courts of the State of New York or of the United States of America sitting in New York County, and, by execution and delivery of this Agreement, each of the parties hereto hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts.

Section 5.3  Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

Section 5.4  Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

Section 5.5  Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

Section 5.6  Entire Agreement: Amendments: Waivers. This Agreement supersedes all other prior oral or written agreements between the Purchaser, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Majority (as defined in the Convertible Note), and upon such approval such amendment shall be binding on all Purchasers and Purchase Agreements. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought.

Section 5.7  Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing, must be delivered by (i) courier, mail or hand delivery or (ii) facsimile, and will be deemed to have been delivered on the first business day following receipt. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Celsia Technologies, Inc.
1395 Brickell Avenue, Suite 800
Miami, Florida 33131
Attn: Michael Karpheden
Facsimile: (305) 529-6201

With a copy to:

DLA Piper US LLP
203 North LaSalle Street, Suite 1900
Chicago, Illinois 60601
Attn: Gregory W. Hayes, Esq.
Facsimile (312) 630-5310

If to the Purchaser, to the address listed on the signature page hereto.

With a copy to:

Grushko & Mittman, P.C.
551 Fifth Avenue, Suite 1601
New York, New York 10176
Attn: Barbara R. Mittman, Esq.
Facsimile: (212) 697-3575

Each party shall provide five (5) days prior written notice to the other party of any change in address, telephone number or facsimile number. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (it) or (in) above, respectively.

Section 5.8  Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns; provided, however, that a Purchaser may assign some or all of its rights hereunder only to an assignee of such Purchaser’s Convertible Note (in accordance with the terms and subject to the conditions of such Convertible Note); provided, however, that any such assignment shall not release the Purchaser from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption in the form and substance reasonably satisfactory to the Company.

Section 5.9  No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

Section 5.10  Survival. The representations, warranties and agreements of the Company and the Purchaser contained in the Agreement shall survive so long as the indebtedness under the Convertible Note is outstanding.

Section 5.11  Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

Section 5.12  No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed as of the date and year first above written.

COMPANY: CELSIA TECHNOLOGIES, INC.

By:
Name:_________________________________ Title:__________________________________

Signatures of Purchasers on following page(s)

COUNTERPART SIGNATURE PAGE
TO SECURITIES PURCHASE AGREEMENT
DATED FEBRUARY __, 2007
AMONG CELSIA TECHNOLOGIES, INC.
AND THE PURCHASERS IDENTIFIED THEREIN

The undersigned hereby executes and delivers the Securities Purchase Agreement to which this Signature Page is attached, which, together with all counterparts of the Securities Purchase Agreement and Signature Pages of the Company and other “Purchasers” under the Securities Purchase Agreement, shall constitute one and the same document in accordance with the terms of the Securities Purchase Agreement.

PURCHASER:_______________________________

By:_______________________________________

Name:_____________________________________

Title:______________________________________

Principal Convertible Note Amount:_____________

Address:___________________________________
___________________________________
___________________________________
Facsimile:__________________________________